                                                                    EXHIBIT 10.2

                               AMENDING AGREEMENT

         THIS AMENDING AGREEMENT made February 9, 2000, between VENATOR GROUP, INC., a New York corporation having its principal office at 233 Broadway, New York, New York 10279 (the "Company") and Matthew D. Serra, residing at 8 Glenby Lane, Brookville, New York 11545 (the "Executive").

         WHEREAS, the Company and the Executive are parties to an Employment Agreement dated September 8, 1998, a copy of which is annexed hereto as Attachment A (the "Employment Agreement"); and

         WHEREAS, the Company and the Executive are parties to a Restricted Stock Award Agreement dated September 21, 1998, a copy of which is annexed hereto as Attachment B (the "1998 Restricted Stock Agreement") and a Restricted Stock Award Agreement dated November 10, 1999, a copy of which is annexed hereto as Attachment C (the "1999 Restricted Stock Agreement");

         WHEREAS, the Company desires Executive to serve as its Chief Operating Officer and Executive is willing to serve in such capacity; and

         WHEREAS, in connection with this change in the title and responsibilities of the Executive, the Company and Executive desire to amend the Employment Agreement, the 1998 Restricted Stock Agreement, and the 1999 Restricted Stock Agreement, as hereinafter provided;

         NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements herein contained, the Company and the Executive hereby agree as follows:

         1. Amendment of Employment Agreement. The Employment Agreement is hereby amended, effective the date hereof, as follows:
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    (a) Section 1 of the Employment Agreement is amended to read in its entirety as follows:

    "Employment and Term. The Company hereby agrees to employ Executive, and Executive hereby agrees to serve, as its Chief Operating Officer, subject to the terms and conditions set forth herein, for a period commencing February 9, 2000 (the "Renewal Date") and ending February 2, 2002 (the "Employment Period"), unless otherwise provided herein."

    (b) Section 2 of the Employment Agreement is amended to read in its entirety as follows:

    "Executive shall serve as the Chief Operating Officer of the Company and shall report directly to the Chief Executive Officer of the Company. Executive shall have such responsibilities, duties, and authority as are appropriate to such position, and as may be assigned to him from time to time by the Chief Executive Officer of the Company. Executive shall devote substantially all of his working time and efforts to the business and affairs of the Company and its respective subsidiaries and affiliates."

    (c) The first sentence of Section 3 of the Employment Agreement is amended to read in its entirety as follows:

    "In connection with his employment by the Company, Executive shall be based at the principal executive offices of the Company in the New York metropolitan area, or such other place in the United States to which the Company may hereafter relocate its principal executive offices, it being understood by the parties that the Company is in the process of relocating its principal executive offices and that, until such relocation is completed, Executive shall remain based in the executive offices of the Foot Locker Worldwide division of the Company."

    (d) Section 4(a) of the Employment Agreement is amended to read in its entirety as follows:

    "During the period from the Renewal Date to January 31, 2001, the Company shall pay Executive a base salary at the rate of $850,000 per year, and during the period from February 1, 2001 to February 2, 2002, the Company shall pay Executive a base salary at the rate of $900,000 per year, to be paid in substantially equal monthly installments in accordance with the normal payroll practices of the Company (the "Base Salary")."

    (e) The third sentence of Section 4(b) of the Employment Agreement is amended to read in its entirety as follows:

    "During each year of the Employment Period, the annual bonus payable to Executive at target shall be 75 percent of Executive's then-current Base Salary."

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    (f) The third, fourth, and fifth sentences of Section 4(f) of the Employment
    Agreement ("Executive will not be eligible . . .shall be deemed to have been October 1, 1998") are deleted and the following is added in their place:

    "Effective on the Renewal Date, Executive shall be granted stock options under, and pursuant to the provisions of, the 1995 Stock Option and Award Plan or the 1998 Plan (the applicable plan being hereinafter referred to as the "Option Plan") to purchase 250,000 shares of Common Stock of the Company at fair market value on the date of grant, as defined in the Option Plan. Such stock option shall vest on February 1, 2002, and shall be subject to the provisions of the Option Plan and the Stock Option Award Certificate. Executive shall not be eligible to receive additional stock option grants during the Employment Period."

    (g) The following is added to Section 4(g) of the Employment Agreement:

    "Within 30 days of the Renewal Date, Executive shall be granted 100,000 shares of restricted stock under, and pursuant to the provisions of, the Option Plan and the terms of a Restricted Stock Agreement essentially in the form of Attachment D hereto."

    (h) Section 4(j), reading as follows, is added to the Employment Agreement:

    (j) In the event the Company does not offer to renew the employment of the Executive beyond February 2, 2002, for reasons other than Cause, upon essentially the same terms and conditions provided for herein (other than the compensation provided for in Sections 4(f), 4(g), 4(h), 4(i), and 4(j), and the provisions of Section 9), then the Company shall pay Executive, within 30 days of the date on which his employment with the Company terminates, the amount of $900,000."

    (i) Clauses (A) and (B) in clause (i) of the definition of "Competition" contained in the fourth sentence of Section 8(b) of the Employment Agreement are amended to read as follows:

    ". . . (A) a business in competition with the retail, catalog, or on-line sale of athletic footwear, athletic apparel, and sporting goods conducted by the Company or any of its subsidiaries or affiliates (the "Athletic Business") or (B) a business that in the prior fiscal year supplied product to the Company or any of its subsidiaries or affiliates for the Athletic Business having a value of $20 million or more at cost to the Company or any of its subsidiaries or affiliates; . . ."

     2.  Amendment of Restricted Stock Agreements.

    (a) Section 3.3 of the 1998 Restricted Stock Agreement is hereby amended, effective on the date hereof, to read in its entirety as follows:

    "Vesting. The Restricted Stock shall become vested and shall cease to be Restricted Stock (but still subject to the other terms of the Plan and this Agreement) as follows if the Executive has been continuously employed by the Company or its subsidiaries within the meaning of Section 424 of the Internal Revenue Code of 1986, as amended (the "Control Group") until such date:

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
     On the first anniversary of the Commencement Date           12,000 shares
     On the second anniversary of the Commencement Date          12,000 shares
     On the third anniversary of the Commencement Date           12,000 shares
     On February 1, 2002                                         24,000 shares

     "There shall be no proportional or partial vesting in the period prior to each vesting date and all vesting shall occur only on the appropriate vesting date, provided that, if the Executive if terminated without cause or terminated for Good Reason, both as provided in Executive's Employment Agreement with the Company dated September 8, 1998, as amended, the unvested portion of the Executive's Restricted Stock will become vested as of the last date of his employment.

     "When any Restricted Stock becomes vested, the Company shall promptly issue and deliver to the Executive a new stock certificate registered in the name of the Executive for such shares without the legend set forth in
         Section 4 hereof and deliver to the Executive any related other RS Property.

     "In addition, all shares of Restricted Stock shall become immediately vested and cease to be Restricted Stock upon any Change in Control as defined in Appendix A hereto."

         (b) The 1999 Restricted Stock Agreement is hereby amended, effective on the date hereof, as follows:

         (i) Section 3.3(a) of the 1999 Restricted Stock Agreement is amended to read in its entirety as follows:

         "The Restricted Stock shall become 100 percent vested and cease to be Restricted Stock (but still subject to the terms of the Plan and this Agreement) on February 1, 2002 if the Executive has been continuously employed by the Company or its subsidiaries within the meaning of
         Section 424 of the Internal Revenue Code of 1986, as amended (the "Control Group") until such date. There shall be no proportional or partial vesting in the period prior to the vesting date and all vesting shall occur on the vesting date."

         (ii) The first paragraph of Section 3.3(b) of the 1999 Restricted Stock Agreement is deleted.

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         3. Confirmation of Prior Agreements. Except as amended hereby, in all other respects the terms and provisions of the Employment Agreement, the 1998 Restricted Stock Agreement, and the 1999 Restricted Stock Agreement are hereby ratified and confirmed.

         4. Miscellaneous. This Amending Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and permitted assigns. This Amending Agreement, along with the Employment Agreement, the 1998 Restricted Stock Agreement, and the 1999 Restricted Stock Agreement, as amended hereby, represent the entire understanding of the parties hereto with regard to the subject matter hereof, and the terms and provisions of this agreement may not be modified or amended except in a writing signed by both parties. This Amending Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts between residents of such state to be performed therein. Any controversy or claim arising out of or relating to this Amending Agreement or the breach thereof shall be settled in accordance with the provisions of Section 11 of the Employment Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amending Agreement as of the day and year first above written.

                                            VENATOR GROUP, INC.
                                            By: /s/ Dennis M. Lee
                                               ---------------------------
                                            Dennis M. Lee
                                            Sr. Vice President



                                            /s/ Matthew D. Serra
                                            ------------------------------
                                            Matthew D. Serra

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                                                        ATTACHMENT A


                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT made September 8, 1998, between VENATOR GROUP, INC., a New York corporation with its principal office at 233 Broadway, New York, New York 10279 (the "Company") and Matthew D. Serra, residing at 8 Glenby Lane, Brookville, New York 11545 (the "Executive").

         WHEREAS, the Company desires to employ Executive as the President and Chief Executive Officer of its Foot Locker Worldwide division and Executive is willing to serve in such capacity; and

         WHEREAS, the Company and Executive desire to set forth the terms and conditions of such employment;

         NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements herein contained, the Company and Executive hereby agree as follows:

         1. Employment and Term. (a) The Company hereby agrees to employ Executive, and Executive hereby agrees to serve, as the President and Chief Executive Officer of its Foot Locker Worldwide division, subject to the terms and conditions set forth herein, for a period commencing October 1, 1998 (the "Commencement Date") and ending on September 30, 2001 (the "Employment Period"), unless otherwise provided herein.

                  (b) The Company will notify Executive no later than September
                      30, 2000 whether it is prepared to extend the Employment Period, and, if so, on what terms and conditions.


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         2.  Position and Duties. Executive shall serve as President and Chief
             Executive Officer of the Foot Locker Worldwide division and shall report directly to the Chairman of the Board and Chief Executive Officer of the Company. Executive shall have such responsibilities, duties and authority as are appropriate to such position, and as may be assigned to him from time to time by the Chairman of the Board and Chief Executive Officer of the Company. Executive shall devote substantially all of his working time and efforts to the business and affairs of the Company and its respective subsidiaries and affiliates.

         3. Place of Performance. In connection with his employment by the Company, Executive shall be based at the principal executive offices of the Foot Locker Worldwide division of the Company in the New York metropolitan area, or such other place in the United States to which the Company may hereafter relocate its principal executive offices. In the event of such relocation outside of the New York metropolitan area, the Company will pay the reasonable costs of the relocation of the principal residence of Executive, and provide such other relocation assistance as the Company then provides to its comparably situated senior executive employees.

         4. Compensation. As full compensation for the services of Executive hereunder, and subject to all of the provisions hereof:

         (a) During the Employment Period, the Company shall pay Executive a base salary at the rate of $800,000 per year, to be paid in substantially equal monthly installments, in accordance with the normal payroll practices of the Company (the "Base Salary"). Executive's rate of Base Salary shall be reviewed annually during the Employment Period (with the first such review occurring no earlier than in connection with salary increases effective May 1,
             2000) in accordance with the Company's normal salary review practices for its senior executives, and in no

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             event shall the Base Salary be less than $800,000 per year.

         (b) During the Employment Period, Executive shall be entitled to participate in all bonus, incentive, and equity plans that are maintained by the Company from time to time during the Employment Period for its comparably situated senior executive employees in accordance with the terms of such plans at the time of participation. The Company may, during the Employment Period, amend or terminate any such plan, to the extent permitted by the respective plan, if such termination or amendment occurs pursuant to a program applicable to all comparably situated executives of the Company and does not result in a proportionally greater reduction in the rights or benefits of Executive as compared with any other comparably situated executives of the Company. During each year of the Employment Period, the annual bonus payable to Executive at target shall be 50 percent of Executive's then-current Base Salary; provided, however, that (i) for the first full fiscal year of the Company included in the Employment Period, the bonus payable to Executive under the annual bonus plan shall not be less than $400,000, and (ii) for the last fiscal year included in the Employment Period, the annual bonus shall be prorated if the Employment Period is not extended. Notwithstanding the foregoing to the contrary, if Executive is legally prohibited from accepting employment with the Company until after January 31, 1999, Executive's annual bonus for the period beginning with the Commencement Date through and including the last day of the fiscal year during which he commences employment shall be $33,300 times the number of months between the Commencement Date and the last day of such fiscal year, and the annual bonus for the balance of the Employment Period shall be in accordance with the above formula, prorated for any partial fiscal year. Executive shall participate, on a pro rata basis, in any performance periods in the Company's Long Term Incentive Compensation Plan that are open on the Commencement Date.

         (c) During the Employment Period, Executive shall be eligible to participate in all

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             pension, welfare, and fringe benefit plans, as well as perquisites, maintained by the Company from time to time for its comparably situated senior executive employees in accordance with their respective terms as in effect from time to time. These shall include (i) Company-paid life insurance in the amount of Executive's annual Base Salary, (ii) long-term disability insurance coverage of $25,000 per month; (iii) annual out-of-pocket medical expense reimbursement of up to $5,000 per year; (iv) reimbursement of financial planning expense of up to $5,000 per year; (v) participation in the Supplemental Executive Retirement Plan (prorated for any partial plan year included in the Employment Period); and (vi) eligibility to participate in the Deferred Compensation Plan. Executive shall, upon the commencement of his employment with the Company, be treated as if he has been credited with five years of service credit under the provisions of the Venator Group Retirement Plan, and Executive acknowledges that any increased amount of pension payable to him as a result of such credit may be payable from the Venator Group Excess Cash Balance Plan or a similar non-qualified plan of the Company.

         (d) During the Employment Period, Executive shall be entitled to receive reimbursement for all reasonable and customary expenses incurred by him in performing services hereunder, including all travel and living expenses while away from home on business at the request of the Company, provided such expenses are incurred and accounted for in accordance with the Company's applicable policies and procedures.

         (e) Executive shall be entitled to 20 vacation days in each calendar year. Unused vacation shall be forfeited.

         (f) On the Commencement Date, Executive will be granted stock options under, and pursuant to the provisions of, the 1998 Stock Option and Award Plan (the "1998 Plan") to purchase 250,000 shares of Common Stock of the Company at fair market value on the date of grant, as defined in the 1998 Plan. Subject to the

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             provisions of the 1998 Plan and the Stock Option Award Certificate
             and except as otherwise provided herein, such stock option shall vest in three equal annual installments on the first, second, and third anniversaries of the date of grant. Executive will not be eligible to receive additional stock option grants during the Employment Period. In the event the Company does not offer to renew the employment of Executive for at least a two year period beyond September 30, 2001, for reasons other than Cause, upon essentially the same terms and conditions as provided for herein (other than with respect to the compensation provided for in Sections 4(f), 4(g), 4(h), and 4(i), and the provisions of Section 9) then any unvested portion of such stock options shall vest on September 30, 2001. Subject to the approval of the Compensation Committee of the Company's Board of Directors and to the extent permissible under the terms of the 1998 Plan, in the event Executive is prohibited in any legal proceeding from commencing his employment with the Company on or before October 1, 1998, then, for the purposes of determining the vesting schedule for options that are exercisable after the Commencement Date, the date of grant of the options shall be deemed to have been October 1, 1998. Subject to the approval of the Compensation Committee of the Company's Board of Directors and to the extent permissible under the terms of the 1998 Plan, all options shall become immediately exercisable upon any Change in Control.

         (g) On the Commencement Date, Executive will be granted 60,000 shares of restricted stock under, and pursuant to the provisions of, the 1998 Plan and the terms of a Restricted Stock Agreement essentially in the form of Attachment A hereto.

         (h) As a bonus in connection with the execution of this agreement, the Company shall pay Executive, subject to withholding, $1,000,000 plus the amount, if any, specified in Section 9(b) hereof. Such amount shall be paid within five business days after the Commencement Date.

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         (i) The Company shall reimburse Executive for the monthly lease cost of the vehicle presently leased by Executive, through the termination date of such lease or the end of the Employment Period, whichever first occurs, in an amount not to exceed $975 per month.

         5.  Termination.

         (a) The Employment Period shall terminate upon the earliest of the following:

                  (i)      the death of Executive;

                  (ii) if, as a result of the incapacity of Executive due to physical or mental illness, Executive shall have been absent from his duties hereunder on a full time basis for 180 days, and within 30 days after written notice of termination is given (which may occur before or after the end of such 180 day period) he shall not have returned to the performance of his duties hereunder on a full time basis; or

                  (iii) if the Company terminates the employment of Executive hereunder for Cause. For purposes of this agreement, the Company shall have "Cause" to terminate the employment of Executive hereunder upon (A) his willful and continued failure to substantially perform his duties hereunder (other than any such failure resulting from his incapacity due to physical or mental illness) (B) his willful engagement in misconduct that is materially injurious to the Company, monetarily or otherwise or (C) his failure to commence the performance of his duties hereunder on the Commencement Date.

         (b) If the Company shall terminate the employment of Executive pursuant to the provisions of paragraph (a) above, it shall have no further liability or obligation hereunder except (i) to pay promptly to Executive his then-current Base Salary

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                  through the effective date of such termination, and (ii)
                  Executive shall receive benefits, if any, and have the rights afforded by the Company, under its then-existing policies, to employees whose employment is terminated for death, disability, or cause, as the case may be, or under the specific terms of any welfare, fringe benefit, or incentive plan.

         (c) If the employment of Executive is terminated for any other reason during the Employment Period, or if the Company breaches any material provision of this agreement, which breach is not corrected within 30 days following written notice to the Company, the Company shall make the following payments to Executive: Until the earliest of (i) the end of the Employment Period (ii) his death, or (iii) his breach of the provisions of Section 8 hereof, (A) the Company shall make payments to Executive, no less frequently than monthly, calculated at his then-applicable annual rate of Base Salary;
                  (B) the Company shall pay to Executive (at the same time as other annual bonuses are paid), with respect to the fiscal year in which such termination occurs, the annual bonus that Executive would otherwise have earned under the annual bonus plan applicable to Executive if such termination had not occurred, prorated as of the date of the termination of Executive's employment; (C) with respect to the performance period under the Long-Term Incentive Compensation Plan that ends on the last day of the fiscal year in which the employment of Executive is terminated, the Company shall pay to Executive the payment under the Long-Term Incentive Compensation Plan that Executive would otherwise have earned with respect to such performance period if such termination had not occurred, prorated as of the date of the termination of Executive's employment, payment of such amount to be made at the same time and in the same manner as other awards are paid for such period; and (D) the Company shall provide Executive for a period of one year following such termination of employment, at no cost to Executive, with out-placement at a level commensurate with that provided by the Company to other comparably situated executives. Executive

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                  shall not be required to mitigate the amount of any payment provided for in the preceding sentence by seeking other employment, nor shall any amounts to be received by Executive hereunder be reduced by any other compensation earned.

         (d) Notwithstanding anything herein to the contrary, in the event that within one year following a "Change in Control" of the Company, (including one which occurs prior to Executive's Commencement Date, if such Commencement Date occurs after October 1, 1998) or if such Change in Control occurs prior to Executive's Commencement Date, within one year after Executive's Commencement Date, whichever period runs later (i) the employment of Executive is terminated for any reason not specified in paragraph (a) hereof or (ii) Executive terminates his employment with the Company for "Good Reason", the amount payable to Executive under paragraph (c) (A) through (D) above shall be not less than 1.5 times the sum of his Base Salary and annual bonus at target, such amount to be paid in a lump sum within 10 days following such termination of the employment of Executive, and all of the restricted stock granted to Executive pursuant to Section 4(g) and all of the stock options granted to Executive pursuant to Section 4(f) shall immediately become fully vested. For purposes of this paragraph, (i) "Change in Control" shall have the meaning specified in Attachment B hereto and (ii) "Good Reason" shall mean (A) any material demotion of Executive or any material reduction in Executive's authority or responsibility, except in each case in connection with the termination of Executive's employment for Cause or disability or as a result of Executive's death, or temporarily as a result of Executive's illness or other absence; (B) any reduction in Executive's rate of Base Salary as payable from time to time; (C) a reduction in Executive's annual bonus classification level other than in connection with a redesign of the applicable bonus plan that affects all employees at Executive's bonus level; (D) a failure of the Company to continue in effect the benefits applicable to, or the Company's reduction of the benefits applicable to, Executive under any benefit plan or arrangement

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                  (including without limitation, any pension, life insurance, health or disability plan) in which Executive participates as of the date of the Change in Control without implementation of a substitute plan(s) providing materially similar benefits in the aggregate to those discontinued or reduced, except for a discontinuance of, or reduction under, any such plan or arrangement that is legally required or generally applies to all executives of the Company of a similar level, provided that in either such event the Company provides similar benefits (or the economic effect thereof) to Executive in any manner determined by the Company; or (E) failure of any successor to the Company to assume in writing the obligations hereunder, or (F) a breach of any other material provision of this Employment Agreement, which breach is not corrected within 30 days following written notice to the Company.

         6. Gross-up. (a) In the event that Executive shall become entitled to the payments and/or benefits provided by Section 5 or any other amounts (whether pursuant to the terms of this Employment Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a change of ownership covered by Code Section 280G(b)(2) or any person affiliated with the Company or such person) as a result of a Change in Control as defined in Attachment B (collectively the "Company Payments"), and such Company Payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (and any similar tax that may hereafter be imposed), subject to paragraph (f) below, the Company shall pay to Executive at the time specified in paragraph (d) below an additional amount (the "Gross-up Payment") such that the net amount retained by Executive, after deduction of any Excise Tax on the Company Payments and any federal, state and local income tax and Excise Tax upon the Gross-up Payment provided for by this paragraph (a), but before deduction for any federal, state or local income tax on the Company Payments, shall be equal to the Company Payments.

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
         (b) For purposes of determining whether any of the Company Payments and Gross-up Payments (collectively the "Total Payments") will be subject to the Excise Tax and the amount of such Excise Tax, (a) the Total Payments shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "parachute payments" in excess of the "base amount" (as defined under Code Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless and except to the extent that, in the opinion of the Company's independent certified public accountants appointed prior to any change in ownership (as defined under Code Section 280G(b)(2)) or tax counsel selected by such accountants (the "Accountants") such Total Payments (in whole or in part) either do not constitute "parachute payments," represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(2) of the Code in excess of the "base amount" or are otherwise not subject to the Excise Tax, and (b) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280 of the Code.

         (c) For purposes of determining the amount of the Gross-up Payment, Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive's residence for the calendar year in which the Company Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year. In the event that the Excise tax is subsequently determined by the Accountants to be less than the amount taken into account hereunder at the time the Gross-up payment is made, Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the prior Gross-up Payment attributable to such reduction (plus the portion of the Gross-up Payment

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
                  attributable to the Excise tax and federal and state and local income tax imposed on the portion of the Gross-up Payment being repaid by Executive if such repayment results in a reduction in Excise Tax or a federal and state and local income tax deduction), plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. Notwithstanding the foregoing, in the event any portion of the Gross-up Payment to be refunded to the Company has been paid to any federal, state or local tax authority, repayment thereof (and related amounts) shall not be required until actual refund or credit of such portion has been made to Executive, and interest payable to the Company shall not be required until actual refund or credit of such portion has been made to Executive, and interest payable to the Company shall not exceed the interest received or credited to Executive by such tax authority for the period it held such portion. Executive and the Company shall mutually agree upon the course of action to be pursued (and the method of allocating the expense thereof) if Executive's claim for refund or credit is denied.

                  In the event that the Excise Tax is later determined by the Accountants or the Internal Revenue Service to exceed the amount taken into account hereunder at the time the Gross-up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-up Payment), the Company shall make an additional Gross-up Payment in respect of such excess (plus any interest or penalties payable with respect to such excess) at the time that the amount of such excess is finally determined.

         (d) The Gross-up Payment or portion thereof provided for in paragraph (c) above shall be paid not later than the thirtieth day following an event occurring which subjects Executive to the Excise Tax; provided, however, that if the amount of such Gross-up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to Executive on such day an estimate, as determined in good faith by the Accountants, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Code
                  Section 1274(b)(2)(B) of the Code), subject to further payments pursuant to paragraph (c) hereof, as soon as the amount thereof can reasonably be determined, but in no event later than the ninetieth day after the occurrence of the event subjecting Executive to the Excise Tax. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to Executive, payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

         (e) The Company shall be responsible for all charges of the Accountants.

         7. Indemnification and Legal Fees. The Company shall defend, indemnify, and hold Executive harmless of or from any and all claims asserted against Executive arising out of his entering into this agreement or the performance of his duties hereunder, in accordance with the indemnification provisions of the Certificate of Incorporation and By-laws of the Company applicable to its officers, as if Executive were an officer of the Company. Executive shall promptly notify the Company of any claim giving rise to indemnification and shall cooperate fully with the Company in the defense of the claim. The Company shall have the right to retain counsel of its choice to defend the claim and to enter into any good faith settlement or compromise of the claim. The Company shall reimburse Executive for reasonable legal costs and expenses incurred by him if it is necessary for Executive to retain separate counsel. The Company shall reimburse Executive the reasonable legal fees (based on hourly rates and disbursements) incurred by him in connection with negotiating and preparing this employment agreement, provided that in no event shall such reimbursement exceed $15,000.

          8.      Confidential Information and Non-Competition.

         (a) Executive agrees that during the Employment Period and thereafter he shall not disclose, at any time, to any person, or use for his own account, nonpublic information of any kind concerning the Company or any of its subsidiaries or affiliates, including, but not limited to, nonpublic information concerning finances, financial plans, accounting methods, strategic plans, operations, personnel, organizational structure, methods of distribution, suppliers, customers, client relationships, marketing strategies, store lists, real estate strategies, or the like ("Confidential Information"). During such period, Executive shall not, without the prior written consent of the Company, unless compelled pursuant to the order of a court or other body having jurisdiction over such matter and unless required by lawful process or subpoena, communicate or divulge any Confidential Information to anyone other than the Company and those designated by the Company. Executive agrees that during the Employment Period he will not breach his obligations to comply with the provisions of the Code of Corporate Conduct of the Company, as in effect on the date hereof and as may be amended from time to time.

         (b) Executive recognizes that Confidential Information has been developed by the Company and its affiliates at substantial cost and constitute valuable and unique property of the Company. Executive acknowledges that the foregoing makes it reasonably necessary for the protection of the Company's interests that Executive not compete with the Company or its affiliates during the Employment Period and for a reasonable and limited period thereafter. Therefore, Executive agrees that during the term of this agreement and for a period of two years thereafter, Executive shall not engage in Competition. As used herein, "Competition" shall mean (i) participating, directly or indirectly, as an individual proprietor, stockholder, officer, employee, director, joint venturer, investor, lender, consultant, or in any capacity whatsoever (within the United States of America, or in any country where the Company or any of its subsidiaries or affiliates does business) in (A) a business in competition with any business conducted by the Company or any of its subsidiaries or affiliates for which Executive worked at any time, or (B) a business that supplies merchandise for sale at retail by the Company having a value of $20 million or more at cost annually to the Company or any of its subsidiaries or affiliates; provided, however, that (X) such participation shall not include the mere ownership of not more than 1 percent of the total outstanding stock of a publicly traded company and (Y) a department store or general or merchandise store shall not be a business in competition with any business conducted by the Company; or (ii) the intentional recruiting, soliciting or inducing of any employee or employees of the Company or any of its subsidiaries or affiliates to terminate their employment with, or otherwise cease their relationship with, the Company or any of its subsidiaries or affiliates where such employee or employees do in fact so terminate their employment.

         (c) Executive agrees (i) that his services are special and extraordinary, (ii) that a violation of his commitment not to disclose Confidential Information or otherwise to engage in acts of Competition would immediately and irreparably harm the Company, and
             (iii) that such harm would be incapable of adequate remediation by money damages. Accordingly, Executive agrees that this paragraph 8 may be enforced by injunction, and that he will interpose no objection or defense to such enforcement. Enforcement by injunction shall not bar the Company from any other legal or equitable remedies to which it may be entitled for such violation. If any restriction set forth with regard to Competition is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it is the intention of the parties that the court should interpret and enforce such restriction to its fullest lawful extent.

         9. Other Agreements. (a) Executive represents to the Company that (i) he has fully disclosed to the Company all prior employment agreements or understandings to which he is a party; (ii) he will satisfy all financial obligations under all prior employment agreements or understandings to which he is a party or by which he is bound; and (iii) he will not disclose to the Company or use for its benefit any trade secrets or proprietary information of any prior employer. Executive has advised that he desires and intends to terminate his current employment prior to October 1, 1998.

         (b) In the event Executive is legally prohibited from accepting employment with the Company on October 1, 1998, then (i) Executive shall so notify the Company and the Commencement Date, as specified in Section 1(a), shall be the fifth business day following the date Executive is no longer so legally prohibited; (ii) the Company shall pay Executive, as an additional bonus in connection with the execution of this agreement, $100,000 multiplied by the number of full months between October 1, 1998 and the Commencement Date, less any amount Executive receives from his prior employer as compensation related to such months (including salary, the prorated portion of any annual or long-term bonus payment, and any severance payment); and (iii) this agreement shall be automatically, and without further action by either party, amended to provide that the position for which Executive is being employed is President and Chief Executive Officer of the Foot Locker Worldwide division of the Company, or such other comparable position as the Company may specify.

         10. Assignment. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and permitted assigns. This agreement is personal to Executive and neither this agreement or any rights hereunder may be assigned by him. No rights or obligations of the Company under this agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or pursuant to a sale of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this agreement, either contractually or as a matter of law.

         11. Arbitration. Any controversy or claim arising out of or relating to this agreement, or the breach thereof, shall be settled by arbitration in the City of New York, in accordance with the rules of the American Arbitration Association (the "AAA"); provided, however, that this Section shall not apply to Section 8 herein. The decision of the arbitrator(s) shall be final and binding on the parties hereto and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The costs assessed by the AAA for arbitration shall be borne equally by both parties.

         12. Notice. Any notice to either party hereunder shall be in writing, and shall be deemed to be sufficiently given to or served on such party, for all purposes, if the same shall be personally delivered to such party, or sent to such party by registered mail, postage prepaid, in the case of Executive, at the address first given above, and in the case of the Company, to the General Counsel, Venator Group, Inc., 233 Broadway, New York, New York 10279. Either party hereto may change the address to which notices are to be sent to such party hereunder by written notice of such new address given to the other party hereto. Notices shall be deemed given when received if delivered personally or three (3) days after mailing if mailed as aforesaid.

         13. Applicable Law. This agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts between residents of such state to be performed therein.

         14.   Miscellaneous.

             (a) This agreement represents the entire understanding of the parties hereto, supersedes any prior understandings or agreements between the parties, and the terms and provisions of this agreement may not be modified or amended except in a writing signed by both parties.

             (b) No waiver by either party of any breach by the other party of any condition or provision contained in this agreement to be fulfilled or performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Except to the extent otherwise specifically provided herein, any waiver must be in writing and signed by you or an authorized officer of the Company, as the case may be.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Employment Agreement as of the day and year first above written.

                                           VENATOR GROUP, INC.
                                           By: /s/ Roger N. Farah
                                              -----------------------------

                                               /s/ Matthew D. Serra
                                              -----------------------------
                                                   Matthew D. Serra

                                  Attachment B

                                Change in Control

         A Change in Control shall mean any of the following: (i) (A) the making of a tender or exchange offer by any person or entity or group of associated persons or entities (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) (a "Person") (other than the Company or its Affiliates) for shares of common stock pursuant to which purchases are made of securities representing at least twenty percent (20%) of the total combined voting power of the Company's then issued and outstanding voting securities; (B) the merger or consolidation of the Company with, or the sale or disposition of all or substantially all of the assets of the Company to, any Person other than
(a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) fifty percent (50%) or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation; or (b) a merger or capitalization effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934), of securities representing more than the amounts set forth in (C) below; (C) the acquisition of direct or indirect beneficial ownership (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934), in the aggregate, of securities of the Company representing twenty percent (20%) or more of the total combined voting power of the Company's then issued and outstanding voting securities by any Person acting in concert as of the date of this Agreement; provided, however, that the Board may at any time and from time to time and in the sole discretion of the Board, as the case may be, increase the voting security ownership percentage threshold of this item (C) to an amount not exceeding forty percent (40%); or (D) the approval by the shareholders of the Company of any plan or proposal for the complete liquidation or dissolution of the Company or for the sale of all or substantially all of the assets of the Company; or (ii) during any period of not more than two (2) consecutive years, individuals who at the beginning of such period constitute the Board, any new director (other than a director designated by a person who has entered into agreement with the Company to effect a transaction described in clause (i)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

                                                      ATTACHMENT B

                        RESTRICTED STOCK AWARD AGREEMENT
                             UNDER THE VENATOR GROUP
                        1998 STOCK OPTION AND AWARD PLAN

         This Restricted Stock Award Agreement (the "Agreement") made under the Venator Group 1998 Stock Option and Award Plan (the "Plan") on this 21st day of September 1998 by and between Venator Group, Inc., a New York corporation with its principal office located at 233 Broadway, New York, New York 10279 (the "Company") and Matthew D. Serra, residing at 8 Glenby Lane, Brookville, New York 11545 (the "Executive").

         Effective September 21, 1998, the Compensation Committee of the Board of Directors of the Company has granted the Executive an award of 60,000 shares of Restricted Stock under the Plan, subject to the terms of the Plan and the restrictions set forth in this Agreement.

1.       Grant of Shares

         The Company is transferring to the Executive 60,000 shares of validly issued Common Stock of the Company, par value $.01 per share. Such shares are fully paid and nonassessable and upon transfer shall be validly issued and outstanding. The shares are subject to certain restrictions pursuant to Section 3 hereof, which restrictions shall expire at various times with regard to portions of the Restricted Stock.

2.       Restrictions on Transfer

         The Employee shall not sell, transfer, pledge, hypothecate, assign or otherwise dispose of the Restricted Stock, except as set forth in this Agreement. Any attempted sale, transfer, pledge, hypothecation, assignment or other disposition of the shares in violation of this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue "stop transfer" instructions to its transfer agent.

3.       Restricted Stock

3.1      Deposit of Certificates.

          The Executive will deposit with and deliver to the Company the stock certificates representing the Restricted Stock, each duly endorsed in blank or accompanied by stock powers duly executed in blank. In the event the Executive receives a stock dividend on the Restricted Stock or the Restricted Stock is split or the Executive receives any other shares, securities, monies, or property representing a dividend on the Restricted Stock (other than regular cash dividends on and after the date of this Agreement) or representing a distribution or return of capital upon or in respect of the Restricted Stock or any part thereof, or resulting from a split-up, reclassification or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any warrants, rights or options issued to the Executive in respect of the Restricted Stock (collectively the "RS Property"), the Executive will also immediately deposit with and deliver to the Company any of such RS Property, including any certificates representing shares duly endorsed in blank or accompanied by stock powers duly executed in blank, and such RS Property shall be subject to the same restrictions, including that of this Section 3.1, as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term "Restricted Stock."

3.2      Rights with Regard to the Restricted Stock.

          The Restricted Stock has been transferred from either the Company's treasury or newly issued stock and, therefore, upon delivery to the Executive will constitute issued and outstanding shares of Common Stock for all corporate purposes. From and after the date of transfer, the Executive will have the right to vote the Restricted Stock, to receive and retain all regular cash dividends payable to record holders of Common Stock on and after the transfer of the Restricted Stock (although such dividends shall be treated, to the extent required by law, as additional compensation for tax purposes if paid on Restricted Stock), and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to the Restricted Stock, with the exceptions that (i) the Executive will not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until the restriction period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled, (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock and the other RS Property during the restriction period, (iii) no RS Property shall bear interest or be segregated in separate accounts during the restriction period and
(iv) the Executive may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock during the restriction period.

3.3      Vesting.

          If the Executive commences his employment with the Company on or prior to October 1, 1998, the Restricted Stock shall become vested and cease to be Restricted Stock (but still subject to the other terms of the Plan and this Agreement) as follows if the Executive has been continuously employed by the Company or its subsidiaries within the meaning of Section 424 of the Internal Revenue Code of 1986, as amended (the "Control Group") until such date:

On the first anniversary of Commencement Date                    12,000 shares
On the second anniversary of Commencement Date                   12,000 shares
On the third anniversary of Commencement Date                    12,000 shares
On the fourth anniversary of Commencement Date                   12,000 shares
On the fifth anniversary of Commencement Date                    12,000 shares

         There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date, provided that, if the Executive is terminated without cause or terminated for Good Reason, both as provided in the Executive's employment agreement with the Company dated September 8, 1998 (the "Employment Agreement"), or if at the end of the three year period covered by the Employment Agreement, the Company does not offer to extend the Employment Agreement for at least a two year period immediately following September 30, 2001 under the same terms and conditions then existing (other than with respect to the compensation provided for in Sections 4(b), 4(g), and 4(k) and 4(i)), for reasons other than Cause (as defined in the Employment Agreement), the unvested portion of the Executive's Restricted Stock will become vested as of the last date of his employment.

         Subject to the approval of the Compensation Committee of the Company's Board of Directors and the provisions of the Plan, if the Executive is prohibited in any legal proceeding from commencing his employment with the Company on or before October 1, 1998, then for purposes of the vesting schedule referred to in the preceding paragraph, Executive shall be deemed to have been continuously employed by the Company from October 1, 1998 to Executive's actual Commencement Date (as defined in the Employment Agreement). When any Restricted Stock becomes vested, the Company shall promptly issue and deliver to the Executive a new stock certificate registered in the name of the Executive for such shares without the legend set forth in Section 4 hereof and deliver to the Executive any related other RS Property.

         In addition, all shares of Restricted Stock shall become immediately vested and cease to be Restricted Stock upon any Change in Control as defined in Appendix A hereto.

3.4      Forfeiture.

          In the event of the Executive's death, disability, or resignation, the Executive shall forfeit to the Company, without compensation, all unvested shares of Restricted Stock; provided that, in the event of death or disability of the Executive, the Compensation Committee of the Board of Directors of the Company may, in its sole discretion, but shall not be obligated to, fully vest and not forfeit all or any portion of the Executive's Restricted Stock.

3.5      Adjustments.

         In the event of any stock dividend, split up, split-off, spin-off, distribution, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or liquidation or the like, the Restricted Stock shall, where appropriate in the sole discretion of the Compensation Committee of the Board of Directors of the Company, receive the same distributions as other shares of Common Stock or on some other basis as determined by the Compensation Committee of the Board of Directors. In any such event, the Compensation Committee of the Board of Directors may, in its sole discretion, determine to award additional Restricted Stock in lieu of the distribution or adjustment being made with respect to other shares of Common Stock. In any such event, the determination made by the Compensation Committee of the Board of Directors shall be conclusive. The Compensation Committee of the Board of Directors may, in its sole discretion, at any time fully vest and not forfeit all or any portion of the Executive's Restricted Stock.

3.6      Withholding.

          The Employee agrees that, subject to subsection 3.7 below,

         (a) No later than the date on which any Restricted Stock shall have become vested, the Executive will pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested;

         (b) The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Executive any federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested; and

         (c) In the event the Executive does not satisfy (a) above on a timely basis, the Company may, but shall not be required to, pay such required withholding and treat such amount as a demand loan to the Employee at the maximum rate permitted by law, with such loan, at the Company's sole discretion and provided the Company so notifies the Employee within thirty (30) days of the making of the loan, secured by the shares of Common Stock and any failure by the Executive to pay the loan upon demand shall entitle the Company to all of the rights at law of a creditor secured by the shares of Common Stock. The Company may hold as security any certificates representing any shares of Common Stock and, upon demand of the Company, the Executive shall deliver to the Company any certificates in his possession representing shares of Common Stock together with a stock power duly endorsed in blank.

3.7      Section 83(b).

         If the Executive properly elects (as required by Section 83(b) of the Internal Revenue Code of 1986, as amended) within thirty (30) days after the issuance of the Restricted Stock to include in gross income for federal income tax purposes in the year of issuance the fair market value of such Restricted Stock, the Executive shall pay to the Company or make arrangements satisfactory to the Company to pay to the Company upon such election, any federal, state or local taxes required to be withheld with respect to such Restricted Stock. If the Executive shall fail to make such payment, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Executive any federal, state or local taxes of any kind required by law to be withheld with respect to such Restricted Stock, as well as the rights set forth in Section 3.6(c) hereof. The Executive acknowledges that it is his sole responsibility, and not the Company's, to file timely the election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and any corresponding provisions of state tax laws if he elects to utilize such election.

3.8      Special Incentive Compensation.

         The Executive agrees that the award of the Restricted Stock hereunder is special incentive compensation and that it, any dividends paid thereon (even if treated as compensation for tax purposes) and any other RS Property will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company.

3.9      Delivery Delay.

         The delivery of any certificate representing Restricted Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law, or any national securities exchange listing requirements and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such shares shall constitute a violation by the Executive or the Company of any provisions of any law or of any regulations of any governmental authority or any national securities exchange.

4.       Legend.

         All certificates representing shares of Restricted Stock shall have endorsed thereon a legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, substantially in the following form:

"The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Venator Group (the "Company") 1998 Stock Option and Award Plan and an Agreement entered into between the registered owner and the Company dated as of September 21, 1998. Copies of such Plan and Agreement are on file at the principal office of the Company."

5.       Not an Employment Agreement.

         The issuance of the shares of Restricted Stock hereunder does not constitute an agreement by the Company to continue to employ the Executive during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Stock is outstanding.

6.       Power of Attorney.

         The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Executive for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Executive, may, in the name and stead of the Executive, make and execute all conveyances, assignments and transfers of the Restricted Stock, shares and property provided for herein, and the Executive hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Executive shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for the purpose.

7.       Miscellaneous.

7.1 This Agreement shall inure to the benefit of and be binding upon all parties hereto and their respective heirs, legal representatives, successors and assigns.

7.2 This Agreement constitutes the entire agreement between the parties and cannot be changed or terminated orally. No modification or waiver of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

7.3 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one contract.

7.4 The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

7.5 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

7.6 All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices to the Company shall be addressed to the Chairman of the Compensation Committee with a copy similarly sent to the General Counsel.

7.7 This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the internal laws of the State of New York.

7.8 To indicate your acceptance of the terms of this Restricted Stock Award Agreement, you must sign and deliver or mail not later than November 20, 1998 a copy of this Agreement to the General Counsel of the Company at the address provided in the heading of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                                       VENATOR GROUP, INC.

                                                       By:/s/ Roger N. Farah
                                                          ------------------

                                                         /s/ Matthew D. Serra
                                                         --------------------
                                                             Matthew D. Serra

                                 ACKNOWLEDGMENT


STATE OF  NEW YORK     )
                       ) s.s.:
COUNTY OF  NEW YORK    )


         On this 13th day of October, 1998 before me personally appeared Matthew Serra, to me known to be the person described in and who executed the foregoing agreement, and acknowledged that he executed the same as his free act and deed.

                                           /s/ Kathryn M. Kress
                                           -----------------------------------
                                           Notary Public
                                           KATHRYN M. KRESS
                                           Notary Public, State of New York
                                           No. 43-4742328
                                           Qualified in Richmond County
                                           Certificate Filed in New York County
                                           Commission Expires Feb. 28, 2000

                                   APPENDIX A

                                CHANGE IN CONTROL

         A Change in Control shall mean any of the following: (i) (A) the making of a tender or exchange offer by any person or entity or group of associated persons or entities (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) (a "Person") (other than the Company or its Affiliates) for shares of Common Stock pursuant to which purchases are made of securities representing at least twenty percent (20%) of the total combined voting power of the Company's then issued and outstanding voting securities; (B) the merger or consolidation of the Company with, or the sale or disposition of all or substantially all of the assets of the Company to, any Person other than
(a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) fifty percent (50%) or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation; or (b) a merger or capitalization effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934), of securities representing more than the amounts set forth in (C) below; (C) the acquisition of direct or indirect beneficial ownership (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934), in the aggregate, of securities of the Company representing twenty percent (20%) or more of the total combined voting power of the Company's then issued and outstanding voting securities by any Person acting in concert as of the date of this Agreement; provided, however, that the Board of Directors of the Company (referred to herein as the "Board") may at any time and from time to time and in the sole discretion of the Board, as the case may be, increase the voting security ownership percentage threshold of this item (C) to an amount not exceeding forty percent (40%); or (D) the approval by the shareholders of the Company of any plan or proposal for the complete liquidation or dissolution of the Company or for the sale of all or substantially all of the assets of the Company; or (ii) during any period of not more than two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into agreement with the Company to effect a transaction described in clause (i)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (") of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

                                                ATTACHMENT C

                        RESTRICTED STOCK AWARD AGREEMENT
                             UNDER THE VENATOR GROUP
                        1995 STOCK OPTION AND AWARD PLAN

         This Restricted Stock Award Agreement (the "Agreement") made under the Venator Group 1995 Stock Option and Award Plan (the "Plan") as of the 9th day of February 2000 by and between Venator Group, Inc., a New York corporation with its principal office located at 233 Broadway, New York, New York 10279 (the "Company") and Matthew D. Serra, residing at 8 Glenby Lane, Brookville, New York 11545 (the "Executive").

         Effective February 9, 2000, the Compensation Committee of the Board of Directors of the Company has granted the Executive an award of 100,000 shares of Restricted Stock under the Plan, subject to the terms of the Plan and the restrictions set forth in this Agreement.

1.       Grant of Shares

         The Company is transferring to the Executive 100,000 shares of validly issued Common Stock of the Company, par value $.01 per share. Such shares are fully paid and nonassessable and upon transfer shall be validly issued and outstanding. The shares are subject to certain restrictions pursuant to Section 3 hereof, which restrictions shall expire as provided in Section 3.3 hereof.

2.       Restrictions on Transfer

         The Executive shall not sell, transfer, pledge, hypothecate, assign or otherwise dispose of the Restricted Stock, except as set forth in this Agreement. Any attempted sale, transfer, pledge, hypothecation, assignment or other disposition of the shares in violation of this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue "stop transfer" instructions to its transfer agent.

3.       Restricted Stock

3.1      Deposit of Certificates.

         The Executive will deposit with and deliver to the Company the stock certificates representing the Restricted Stock, each duly endorsed in blank or accompanied by stock powers duly executed in blank. In the event the Executive receives a stock dividend on the

Restricted Stock or the Restricted Stock is split or the Executive receives any other shares, securities, monies, or property representing a dividend on the Restricted Stock (other than regular cash dividends on and after the date of this Agreement) or representing a distribution or return of capital upon or in respect of the Restricted Stock or any part thereof, or resulting from a split-up, reclassification or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any warrants, rights or options issued to the Executive in respect of the Restricted Stock (collectively the "RS Property"), the Executive will also immediately deposit with and deliver to the Company any of such RS Property, including any certificates representing shares duly endorsed in blank or accompanied by stock powers duly executed in blank, and such RS Property shall be subject to the same restrictions, including that of this Section 3.1, as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term "Restricted Stock."

3.2      Rights with Regard to the Restricted Stock.

         The Restricted Stock has been transferred from either the Company's treasury or newly issued stock and, therefore, upon delivery to the Executive will constitute issued and outstanding shares of Common Stock for all corporate purposes. From and after the date of transfer, the Executive will have the right to vote the Restricted Stock, to receive and retain all regular cash dividends payable to record holders of Common Stock on and after the transfer of the Restricted Stock (although such dividends shall be treated, to the extent required by law, as additional compensation for tax purposes if paid on Restricted Stock), and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to the Restricted Stock, with the exceptions that (i) the Executive will not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until the restriction period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled, (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock and the other RS Property during the restriction period, (iii) no RS Property shall bear interest or be segregated in separate accounts during the restriction period and
(iv) the Executive may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock during the restriction period.

3.3      Vesting.

         The Restricted Stock shall become vested and cease to be Restricted Stock (but still subject to the other terms of the Plan and this Agreement) on February 1, 2002 if the Executive has been continuously employed by the Company or its subsidiaries within the meaning of Section 424 of the Internal Revenue Code of 1986, as amended (the "Control Group") until such date.

         Other than as may be provided for under Section 3.4 hereof, there shall be no proportionate or partial vesting prior to the vesting date and all vesting shall occur only on the appropriate vesting date.

         When any Restricted Stock becomes vested, the Company shall promptly issue and deliver to the Executive a new stock certificate registered in the name of the Executive for such shares without the legend set forth in Section 4 hereof and deliver to the Executive any related other RS Property.

         In addition, all shares of Restricted Stock shall become immediately vested and cease to be Restricted Stock upon any Change in Control as defined in Appendix A hereto.

3.4      Forfeiture.

         In the event of the Executive's death, disability, or resignation, the Executive shall forfeit to the Company, without compensation, all unvested shares of Restricted Stock; provided that (i) in the event of death or disability of the Executive or (ii) in the event that the Executive ceases to be employed by the Company or any subsidiary or affiliate of the Company as a result of the closing, sale, spin-off or other divestiture of any operation of the Company, the Compensation Committee of the Board of Directors of the Company may, in its sole discretion, but shall not be obligated to, fully vest and not forfeit all or any portion of the Executive's Restricted Stock.

3.5      Adjustments.

         In the event of any stock dividend, split up, split-off, spin-off, distribution, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or liquidation or the like, the Restricted Stock shall, where appropriate in the sole discretion of the Compensation Committee of the Board of Directors of the Company, receive the same distributions as other shares of Common Stock or on some other basis as determined by the Compensation Committee of the Board of Directors. In any such event, the Compensation Committee of the Board of Directors may, in its sole discretion, determine to award additional Restricted Stock in lieu of the distribution or adjustment being made with respect to other shares of Common Stock. In any such event, the determination made by the Compensation Committee of the Board of Directors shall be conclusive. The Compensation Committee of the Board of Directors may, in its sole discretion, at any time fully vest and not forfeit all or any portion of the Executive's Restricted Stock.

3.6      Withholding.

         The Employee agrees that, subject to subsection 3.7 below,

         (a) No later than the date on which any Restricted Stock shall have become vested, the Executive will pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested;

         (b) The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Executive any federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested; and

         (c) In the event the Executive does not satisfy (a) above on a timely basis, the Company may, but shall not be required to, pay such required withholding and treat such amount as a demand loan to the Employee at the maximum rate permitted by law, with such loan, at the Company's sole discretion and provided the Company so notifies the Employee within thirty (30) days of the making of the loan, secured by the shares of Common Stock and any failure by the Executive to pay the loan upon demand shall entitle the Company to all of the rights at law of a creditor secured by the shares of Common Stock. The Company may hold as security any certificates representing any shares of Common Stock and, upon demand of the Company, the Executive shall deliver to the Company any certificates in his possession representing shares of Common Stock together with a stock power duly endorsed in blank.

3.7      Section 83(b).

         If the Executive properly elects (as required by Section 83(b) of the Internal Revenue Code of 1986, as amended) within thirty (30) days after the issuance of the Restricted Stock to include in gross income for federal income tax purposes in the year of issuance the fair market value of such Restricted Stock, the Executive shall pay to the Company or make arrangements satisfactory to the Company to pay to the Company upon such election, any federal, state or local taxes required to be withheld with respect to such Restricted Stock. If the Executive shall fail to make such payment, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Executive any federal, state or local taxes of any kind required by law to be withheld with respect to such Restricted Stock, as well as the rights set forth in Section 3.6(c) hereof. The Executive acknowledges that it is his sole responsibility, and not the Company's, to file timely the election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and any corresponding provisions of state tax laws if he elects to utilize such election.

3.8      Special Incentive Compensation.

         The Executive agrees that the award of the Restricted Stock hereunder is special incentive compensation and that it, any dividends paid thereon (even if treated as compensation for tax purposes) and any other RS Property will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company.

3.9      Delivery Delay.

         The delivery of any certificate representing Restricted Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law, or any national securities exchange listing requirements and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such shares shall constitute a violation by the Executive or the Company of any provisions of any law or of any regulations of any governmental authority or any national securities exchange.

4.       Legend.

         All certificates representing shares of Restricted Stock shall have endorsed thereon a legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, substantially in the following form:

         "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Venator Group (the "Company") 1995 Stock Option and Award Plan and an Agreement entered into between the registered owner and the Company dated as of February 9, 2000. Copies of such Plan and Agreement are on file at the principal office of the Company."

5.       Not an Employment Agreement.

         The issuance of the shares of Restricted Stock hereunder does not constitute an agreement by the Company to continue to employ the Executive during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Stock is outstanding.

6.       Power of Attorney.

         The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Executive for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Executive, may, in the name and stead of the Executive, make and execute all conveyances, assignments and transfers of the Restricted Stock, shares and property provided for herein, and the Executive hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Executive shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for the purpose.

7.       Miscellaneous.

7.1 This Agreement shall inure to the benefit of and be binding upon all parties hereto and their respective heirs, legal representatives, successors and assigns.

7.2 This Agreement constitutes the entire agreement between the parties and cannot be changed or terminated orally. No modification or waiver of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

7.3 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one contract.

7.4 The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

7.5 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

7.6 All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices to the Company shall be addressed to the Chairman of the Compensation Committee with a copy similarly sent to the General Counsel.

7.7 This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the internal laws of the State of New York.

7.8 To indicate your acceptance of the terms of this Restricted Stock Award Agreement, you must sign and deliver or mail not later than March 9, 2000 a copy of this Agreement to the General Counsel of the Company at the address provided in the heading of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                           VENATOR GROUP, INC.

                                           By:/s/ Dennis M. Lee
                                              ---------------------
                                              Senior Vice President

                                              /s/ Matthew D. Serra
                                              ---------------------
                                                  Matthew D. Serra

                                 ACKNOWLEDGMENT

STATE OF NEW YORK      )
                       ) s.s.:
COUNTY OF  NEW YORK    )


                  On this 12th day of January, 2000 before me personally appeared Matthew D. Serra, to me known to be the person described in and who executed the foregoing agreement, and acknowledged that he executed the same as his free act and deed.

                                              /s/ Shirley Camacho
                                              ---------------------
                                              Notary Public
                                              SHIRLEY A. CAMACHO
                                              Notary Public, State of New York
                                              No. 01CA5040447
                                              Qualified in Bronx County
                                              Commission Expires March 12, 2001

                                   APPENDIX A

                                CHANGE IN CONTROL

         A Change in Control shall mean any of the following: (i) (A) the making of a tender or exchange offer by any person or entity or group of associated persons or entities (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) (a "Person") (other than the Company or its Affiliates) for shares of Common Stock pursuant to which purchases are made of securities representing at least twenty percent (20%) of the total combined voting power of the Company's then issued and outstanding voting securities; (B) the merger or consolidation of the Company with, or the sale or disposition of all or substantially all of the assets of the Company to, any Person other than
(a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) fifty percent (50%) or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation; or (b) a merger or capitalization effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934), of securities representing more than the amounts set forth in (C) below; (C) the acquisition of direct or indirect beneficial ownership (as determined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934), in the aggregate, of securities of the Company representing twenty percent (20%) or more of the total combined voting power of the Company's then issued and outstanding voting securities by any Person acting in concert as of the date of this Agreement; provided, however, that the Board of Directors of the Company (referred to herein as the "Board") may at any time and from time to time and in the sole discretion of the Board, as the case may be, increase the voting security ownership percentage threshold of this item (C) to an amount not exceeding forty percent (40%); or (D) the approval by the shareholders of the Company of any plan or proposal for the complete liquidation or dissolution of the Company or for the sale of all or substantially all of the assets of the Company; or (ii) during any period of not more than two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into agreement with the Company to effect a transaction described in clause (i)) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (") of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof